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                               ALLIANCE IMAGING, INC.

                   1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

1.   PURPOSE OF THE PLAN.

          The purpose of the 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (the "PLAN") of Alliance Imaging, Inc. (the "COMPANY") is to attract and retain the services of experienced and knowledgeable non-employee directors for the benefit of the Company and its stockholders and to provide additional incentives for such directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of the Company's Common Stock, par value $.01 per share (the "COMMON STOCK").

2.   DEFINITIONS.

          As used in this Plan, the following capitalized terms shall have the meanings set forth below:

          "AFFILIATE" means, with respect to any Person, any other Person that is controlled by, controlling or under common control with, such Person. Notwithstanding anything to the contrary contained herein, with respect to the Company, the term "Affiliate" shall include Newport Investment LLC and each of its members and each Person in which Newport Investment LLC or such members hold or have the right to acquire, collectively, more than 25% of the voting Equity Interests.

          "ANNIVERSARY DATE" means (a) with respect to each Person who is a Participant as of the Effective Date, April 22 of each year, commencing April 22, 2000, and (b) with respect to any other Participant, each anniversary of the date such Person becomes Participant.

          "AVAILABLE SHARES" means 50,000 Shares less the number of Shares that are issuable upon the exercise of outstanding Options.

           "BOARD" means the Board of Directors of the Company.

          "CAPITAL STOCK" means any and all shares, interests, participation or other equivalents (however designated) of corporate stock, including all Common Stock and preferred stock.

          "CHANGE-IN-CONTROL" means the occurrence of one or more of the following:

          (a) a sale to any Person other than an Affiliate of the Company of all or substantially all of the assets of the Company;

          (b) a sale of Capital Stock by the Company (whether by merger or otherwise), if any such sale is made to a Person other than any Affiliate of the Company, which Person or Persons, after giving effect to such sale, will own more than 50% of the outstanding Capital Stock of the Company; or


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          (c)  a sale by the stockholders of the Company of Capital Stock, if any such sale is made to a Person other than an Affiliate of the Company, which Person or Persons, after giving effect to such sale, will own more than 50% of the outstanding Capital Stock of the Company.

          "COMMITTEE" has the meaning set forth in Section 3.

          "COMMON STOCK" has the meaning set forth in Section 1.

          "COMPANY" has the meaning set forth in Section 1.

          "EFFECTIVE DATE" means April 22, 1999.

          "EQUITY INTEREST" means (a) with respect to a corporation, any and all Capital Stock or warrants, options or other rights to acquire Capital Stock (but excluding any debt security which is convertible into, or exchangeable for, Capital Stock) and (b) with respect to a partnership, limited liability company or similar Person, any and all units, interests, rights to purchase, warrants, options or other equivalents of, or other ownership interests in, any such Person.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "EXPIRATION DATE" has the meaning set forth in Section 7.

          "FAIR MARKET VALUE" means:

          (a) if the Shares are publicly traded and reported on a closing price basis, the closing price on the principal national securities exchange, market or system on which the Shares are traded on the trading day immediately preceding the date of determination or, if no trades were made on such day, on the next preceding day on which trades were made, otherwise, the average of the bid and asked prices for the Shares on the trading day immediately preceding the date of determination in the over-the-counter market as reported by Nasdaq or, if not reported by Nasdaq, by an established quotation service for over-the-counter securities;

          (b) or if there is no public trading market for the Shares, the fair value of such Shares on the date of any determination as reasonably determined in good faith by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of Shares in private transactions negotiated at arms' length.

          Notwithstanding anything contained in this Plan to the contrary, all determinations pursuant to this Section shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.

          "NOTICE" has the meaning set forth in Section 9(b).

          "OPTION" has the meaning set forth in Section 4(c).

          "OPTION AGREEMENT" has the meaning set forth in Section 4(c).

          "OPTION PRICE" has the meaning set forth in Section 5(a).


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          "OPTIONED SHARES" has the meaning set forth in Section 9(b).

          "PARTICIPANT" has the meaning set forth in Section 4(b).

          "PERSON" is to be construed in the broadest sense and means and includes any natural person, company, limited liability company, partnership, joint venture, corporation, business trust, or unincorporated organization or any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

          "PRICING DATE" has the remaining set forth in Section 5(a).

          "RECAPITALIZATION" has the meaning set forth in Section 13(a).

          "REPURCHASE RIGHT" has the meaning set forth in Section 9(a).

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SHARES" means shares of Common Stock.

          "TRANSFER" means, with respect to any security (including any Option), a sale, transfer, assignment, encumbrance, pledge or any other disposition of such security either voluntarily or involuntarily and with or without consideration (including, without limitation, by way of foreclosure or other acquisition by any lender with respect to any shares pledged to such lender by a Participant).

          "VESTED OPTION" means an Option which has vested and has become exercisable in accordance with this Plan, or pursuant to an Option Agreement, as the case may be.

3.   ADMINISTRATION OF THE PLAN.

          The Plan shall be administered by a Committee of the Board consisting of members of the Board who are not Participants (the "Committee"). The Committee shall initially consist of Richard N. Zehner and Vincent S. Pino. If at any time there are no members of the Committee, then the Plan shall be administered by the Board. The term "Committee" shall, for purposes of the Plan shall be deemed to refer to the Board if the Board is administering the Plan. The Committee shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

4.   GRANT OF OPTIONS;  SHARES SUBJECT TO THIS PLAN.

          (a) ELIGIBILITY. Each director of the Company who is not, and has not been during the immediately preceding 12-month period, an officer or employee of the Company or any subsidiary of the Company (a "PARTICIPANT") shall automatically be eligible to participate in the Plan.

          (b)  GRANT.  Each Participant shall be granted the following:

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               (i)    Subject to Section 4(b)(iv), each Participant as of the
     Effective Date of this Plan shall automatically be granted Options to purchase 2,000 Shares.

               (ii) Subject to Section 4(b)(iv), each Person who becomes a Participant after the Effective Date of this Plan shall automatically be granted Options to purchase 1,000 Shares on the date upon which such Person becomes a Participant.

               (iii) Subject to Section 4(b)(iv), each Participant as of each Anniversary Date shall automatically be granted Options to purchase an additional 1,000 Shares on such Participant's Anniversary Date.

               (iv) If on any Anniversary Date or any date on which a Person becomes a Participant there is an insufficient number of Available Shares for the grants to be made pursuant to Section 4(b)(ii) and/or (iii), then each Participant that is entitled to receive a grant of Options on such date shall receive Options to purchase a number of Shares (other than fractional shares) equal to a fraction, the numerator of which is the number of Available Shares and the denominator of which is the number of Participants entitled to be granted Options on such date.

          (c) OPTION AGREEMENTS. Each option to purchase Shares (an "OPTION") shall be evidenced by a written agreement (an "OPTION AGREEMENT"), in substantially the form of EXHIBIT A hereto, with such changes thereto as are consistent with this Plan as the Committee shall deem appropriate. Each Option Agreement shall be executed by the Company and the Participant. Notwithstanding any other provision of this Plan to the contrary, the terms of the Option Agreement evidencing such Option shall control if any conflict exists between provisions of this Plan and provisions of such Option Agreement.

          (d) DATE OF GRANT. Other than Options granted on the Effective Date, the date of grant of an Option under this Plan shall be the date as of which the Committee approves the grant.

          (e) NUMBER OF SHARES. Subject to any equitable adjustments for Recapitalizations pursuant to Section 10 and subject to the vesting provisions set forth herein, each Option shall be exercisable for the number of Shares set forth in the applicable Option Agreement. Subject to any equitable adjustments for Recapitalizations pursuant to Section 10, the number of Shares subject at any one time to Options granted under this Plan, and the number of Shares theretofore issued and delivered pursuant to the exercise of Options granted under this Plan, shall be 50,000 Shares. If and to the extent that Options granted under this Plan terminate, expire or are canceled without having been fully exercised, new Options may be granted under this Plan with respect to the Shares covered by the unexercised portion of such terminated, expired or canceled Options.

          (f) CHARACTER OF SHARES. The Shares issuable upon exercise of Options granted under this Plan shall be (i) authorized but unissued Shares,
(ii) Shares held in the Company's treasury or (iii) a combination of the foregoing.

5.   OPTION PRICE.

          (a) The exercise price (the "OPTION PRICE") for each Share subject to an Option granted on the Effective Date shall be $22.00 per share (subject to equitable adjustment for

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Recapitalizations affecting the Common Stock).  The Option Price for each
Option granted under this Plan after the Effective Date shall be the Fair Market Value of the Share covered by such Option on the date on which such Option is granted or, if not a business day, the immediately preceding business day (the "PRICING DATE"). The Committee shall determine in good faith the Fair Market Value for each Share subject to an Option.

          (b) Subsequent to the date of grant of any Option, the Committee may (i) in its sole discretion, establish a new Option Price for such Option so as to decrease the Option Price of such Option or (ii) with the consent of the Participant, establish a new Option Price for such Option so as to increase the Option Price of such Option.

6.   EXERCISABILITY AND VESTING OF OPTIONS.

          (a) Options granted on the Effective Date shall become Vested Options as follows:

               (i)    200 Options shall be Vested Options upon grant.

               (ii) 400 Options shall become Vested Options on each of the next four Anniversary Dates after the Effective Date.

               (iii) 200 Options shall become Vested Options on the Anniversary Date that is five years after the Effective Date.

          (b) Options granted after the Effective Date shall become Vested Options in equal increments on each of the five successive Anniversary Dates following the date such Options are granted.

          (c) All Options shall become Vested Options immediately prior to a Change-in-Control if the Participant is a director of the Company immediately prior to the consummation of such Change-in-Control.

          (d) Notwithstanding anything to the contrary contained in this Plan, each Option shall cease vesting as of the time that a Participant ceases to serve as a director of the Company for any reason or for no reason and no Option which is not a Vested Option as of such time shall become a Vested Option thereafter. All Options that are not Vested Options as of such time shall automatically terminate and shall become null and void and be of no further force or effect. The Vested Options held by each Participant who ceases to serve as a director of the Company shall remain Vested Options, subject to the provisions of Section 7. All decisions by the Committee with respect to any calculations pursuant to this Section (absent manifest error) shall be final and binding on all Participants.

          (e) Except as provided in Section 7, the Vested Options of each Participant shall remain Vested Options, regardless of such Participant's continued service as a director of the Company.

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7.   AUTOMATIC TERMINATION OF OPTION.

          Each Option granted under this Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the first of the following to occur (the "EXPIRATION DATE"):

          (a)  the tenth anniversary on which such Option is granted;

          (b) if a Participant ceases to be a director of the Company other than due to death or disability, the sixtieth day following the date of such termination; and

          (c) if a Participant ceases to be a director of the Company due to the death or disability of the Participant, six months after the date of such death or disability.

8.   REGISTRATION ON FORM S-8.

          The Company will file a registration statement on Form S-8 with respect to options covered by this Plan at such time as it files a Form S-8 with respect to options granted under the Company's 1997 Stock Option Plan and will cause such Form S-8 to be declared effective by the SEC as promptly as practicable.

9.   PROCEDURE FOR EXERCISE.

          (a) PAYMENT. At the time an Option is granted under this Plan, the Committee shall, in its discretion, specify one or more of the following forms of payment which may be used by a Participant to exercise such Participant's Option:

               (i) cash or personal or certified check payable to the Company in an amount equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised;

               (ii) stock certificates (in negotiable form) representing Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised;

               (iii) Vested Options, valued for such purposes at the Fair Market Value per share of Common Stock on the date of exercise, net of the Option Price for each such Share; or

               (iv)   a combination of the methods set forth in clauses (i),
     (ii) and (iii) above.

          (b)  NOTICE.  A Participant (or other Person, as provided in
Section 11(c)) may exercise a Vested Option granted under this Plan in whole or in part (but for the purchase of whole Shares only), as provided in the Option Agreement evidencing his Option, by delivering a written notice (the "NOTICE") to the Secretary of the Company. The Notice shall include:

               (i) a statement that the Participant elects to exercise the Vested Option;

               (ii) the number of Shares with respect to which the Vested Option is being exercised (the "OPTIONED SHARES");

               (iii) the method of payment for the Optioned Shares (which method must be available to the Participant under the terms of his Option Agreement);

               (iv) the date upon which the Participant desires to consummate the purchase (which date must be prior to the termination of such Option);

               (v) a copy of any election filed by the Participant pursuant to Section 83(b) of the Code; and

               (vi) such further provisions consistent with this Plan as the Committee may from time to time require.

The exercise date of a Vested Option shall be the date on which the Company receives the Notice from the Participant.

          (c) ISSUANCE OF CERTIFICATES. The Company shall issue a stock certificate in the name of the Participant (or such other person exercising the Option in accordance with the provisions of the Plan) for the Shares purchased upon exercise of an Option as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such Shares. Neither the Participant nor any person exercising a Vested Option in accordance with the provisions of the Plan shall have any privileges as a stockholder of the Company with respect to any Shares of stock subject to an Option granted under this Plan until the date of issuance of a stock certificate pursuant to this Section 9(c).

10.  ADJUSTMENTS.

          (a) CHANGES IN CAPITAL STRUCTURE. If the Common Stock is changed by reason of a stock split, reverse stock split or stock combination, stock dividend or distribution, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization (each such event being a "RECAPITALIZATION"), the Committee shall make such adjustments in the number and class of shares of stock available under this Plan as shall be necessary to preserve to a Participant rights substantially proportionate to his rights existing immediately prior to such transaction or event (but subject to the limitations and restrictions on such rights), including, without limitation, a corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change and the number of shares that vest pursuant to this Plan.

          (b) SPECIAL RULES. The following rules shall apply in connection with Section 10(a) above:

               (i) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Shares; and

               (ii) any adjustments referred to in Section 10(a) shall be made by the Committee in its sole and absolute discretion, and shall be conclusive and binding on all persons holding any Options granted under this Plan.

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11.  RESTRICTIONS ON OPTIONS AND OPTIONED SHARES.

          (a) No Options shall be granted under this Plan, and no Shares shall be issued and delivered upon the exercise of Options granted under this Plan, unless and until the Company and/or the Participant shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

          (b) The Committee in its sole and absolute discretion may, as a condition to the exercise of any Vested Option granted under this Plan, require a Participant (i) to represent in writing that the Shares received upon exercise of a Vested Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are reasonably deemed appropriate by the Company to satisfy the requirements of applicable law, including, without limitation, an applicable private placement exemption of the Securities Act as determined by the Committee. Stock certificates representing Shares acquired upon the exercise of Options that have not been registered under the Securities Act shall, if required by the Committee, bear the following legend and such additional legends as may be required by the Option Agreement evidencing a particular
Option:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL TO THE ISSUER HEREOF THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT."

          (c) No Option granted under this Plan may be Transferred by the Participant, except by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Participant only by the Participant. If a Participant dies, his Vested Options shall thereafter be exercisable, during the period specified in Section 7(c) or the applicable Option Agreement (as the case may be), by his executors or administrators to the full extent (but only to such extent) to which such Options were exercisable by the Participant at the time of his death.

          (d) Each Share issued upon the exercise of an Option may be freely Transferred, subject to applicable securities laws.

12.  EFFECTIVE DATE;  TERMINATION AND AMENDMENT OF PLAN.

          (a)  This plan shall become effective on the Effective Date.

          (b) Unless sooner terminated as herein provided, the Plan shall terminate ten years from the Effective Date. The Committee may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; PROVIDED, HOWEVER, that the Plan may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; and PROVIDED FURTHER, HOWEVER, that, except as

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provided in Section 10, the Committee may not, without the approval of the stockholders of the Company, increase the maximum aggregate number of shares for which Options may be granted under the Plan or the number of Shares for which an Option may be granted to any Participant. Termination or any modification or amendment of the Plan shall not, without the consent of a Participant, affect his rights under an Option previously granted to him.

13.  WITHHOLDING TAXES.

          Whenever Shares are to be delivered to a Participant under this Plan, the Company shall be entitled to require as a condition of delivery that the Participant remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local withholding taxes and employment taxes relating thereto.

14.  MISCELLANEOUS.

          (a) INCONSISTENT PROVISIONS. Each Option granted under this Plan may contain such other terms and conditions consistent with this Plan as may be determined by the Committee, in its sole and absolute discretion.

          (b) NUMBER AND GENDER. With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

          (c) CAPTIONS. The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

          (d) GOVERNING LAW. All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Options granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Plan, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          (e) EXCHANGE ACT COMPLIANCE. The Company will use its commercially reasonable efforts to cause the exemption from Section 16 of the Exchange Act afforded by Rule 16b-3 to be available at the time the Company has a class of equity securities registered under Section 12 of the Exchange Act.

          (f) NO EVIDENCE OF CONTINUED SERVICE ON BOARD. Nothing contained in this Option Agreement shall confer upon any Participant any right with respect to the continuation of his service as a director of the Company or any of its Affiliates or interfere in any way with the right of the stockholders of the Company or any such Affiliate at any time to terminate such service or to increase or decrease the board fees of the Participant from the rate in existence at the time of the grant of an Option, if any.


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                                           NON-EMPLOYEE DIRECTORS' STOCK
                                   OPTION AGREEMENT (this "AGREEMENT")
                                   dated as of the date set forth on the
                                   signature page hereto, between ALLIANCE
                                   IMAGING, INC., a Delaware corporation
                                   (the "COMPANY"), and the participant set forth on the signature page hereto (the "PARTICIPANT").


          The Company, acting through its Board of Directors (the "BOARD"), has granted to the Participant, effective as of the date of this Agreement, an option under the Company's 1999 Non-Employee Directors' Stock Option Plan (the "PLAN") to purchase up to the number of shares of the Common Stock, par value $.01 per share, of the Company (the "COMMON STOCK") set forth in the Plan, on the terms and subject to the conditions set forth in this Agreement and the Plan.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained in this Agreement, the parties hereto agree as follows:

1.   THE PLAN.

          The terms and provisions of the Plan are hereby incorporated into this Agreement as if set forth herein in their entirety. In the event of a conflict between any provision of this Agreement and the Plan, the provisions of this Agreement shall control. A copy of the Plan may be obtained from the Company by the Participant upon request. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Plan.

2.   OPTION; OPTION PRICE.

          On the terms and subject to the conditions of this Agreement and the Plan, the Participant is hereby granted the option (the "OPTION") to purchase the number of Shares at the Option Price as set forth on the signature page hereto. Options granted herein are not intended to qualify for federal income tax purposes as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

3.   VESTING AND EXERCISEABILITY.

          The Options granted under this Agreement shall become Vested Options according to the terms and conditions of Section 6 of the Plan. Such Options shall be exercised pursuant to the procedure set forth in Section 9 of the Plan.

4.   TERM.

          The term of each Option (the "OPTION TERM") shall commence on the date of grant and expire on the tenth anniversary of the date of such grant, unless the Option shall have sooner been terminated in accordance with the terms of the Plan or this Agreement.

5.   RESTRICTION ON TRANSFER.

          The Option may not be Transferred (as such term is defined in the Plan) by the Participant, except by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Participant only by the Participant. If the Participant dies, his Vested Options shall thereafter be exercisable only in accordance with the terms and conditions of Section 11 of the Plan. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

6.   PARTICIPANT'S CONTINUED SERVICE ON BOARD.

          Nothing contained in this Agreement shall confer upon any Participant any right with respect to the continuation of his service as a director of the Company or any of its Affiliates or interfere in any way with the right of the stockholders of the Company or any such Affiliate at any time to terminate such service or to increase or decrease the board fees of the Participant from the rate in existence at the time of the grant of an Option, if any.

7.   NOTICES.

          All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given and delivered if personally delivered or if sent by nationally-recognized overnight courier guaranteeing next day delivery, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

          (a)  if to the Company, to it at:

               Alliance Imaging, Inc.
               1065 North PacifiCenter Drive, Suite 200
               Anaheim, California  92806
               Attention:  President
               Telecopier:  (714) 688-3388
               Telephone:  (714) 688-7100

               with a copy to:

               O'Sullivan Graev & Karabell, LLP
               30 Rockefeller Plaza
               24th Floor
               New York, NY  10112

               Attention:  John J. Suydam
               Telecopier: (212) 728-5950
               Telephone:  (212) 408-2400; and

          (b) if to the Participant, to him at his address set forth in the Company's records.

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery (or if such date is not a business day, on the next business after the date sent), (ii) in the case of nationally-recognized overnight courier, on the next business day after the date sent, (iii) in the case of telecopy transmission, when received (or if not sent on a business day, on the next business day after the date sent), and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

8.   WAIVER OF BREACH.

          The waiver by either party of a breach of any provision of this Agreement must be in writing and shall not operate or be construed as a waiver of any other or subsequent breach.

9.   PARTICIPANT'S UNDERTAKING.

          The Participant hereby agrees to take whatever additional actions and execute whatever additional documents the Company may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of this Agreement and the Plan.

10.  MODIFICATION OF RIGHTS.

          Anything contained in this Agreement or the Plan to the contrary notwithstanding, no provision of this Agreement may be modified or amended without the prior written consent of the Company and the Participant, and no interpretation, modification, amendment or termination of any provision of the Plan that would adversely affect the rights of the Participant under or with respect to the Plan or this Agreement shall be effective as to the Participant without the Participant's prior written consent.

11.  GOVERNING LAW.

          All questions concerning the construction, interpretation and validity of this Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

12.  COUNTERPARTS.

          This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

13.  ENTIRE AGREEMENT.

          This Agreement and the Plan (and the other writings referred to herein) constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior written or oral negotiations, commitments, representations and agreements with respect thereto.

14.  SEVERABILITY.

          It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                           *    *    *    *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date written below.

                                        ALLIANCE IMAGING, INC.

                                        By:
                                            ------------------------------
                                        Name:
                                        Title:


                                        ----------------------------------
                                        PARTICIPANT:

                                        DATED:
                                              ----------------------------

                                        NUMBER OF SHARES:
                                                         -----------------

                                        OPTION PRICE:
                                                     ---------------------